UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

200 Berkeley Street

Boston, Massachusetts 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Hedged Equity & Income Fund

Ticker: HEQ
Semiannual report 6/30/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the transfer agent or from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling the transfer agent, Computershare, at 800-852-0218, by going to "Communication Preferences" at computershare.com/investor, or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform the transfer agent or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.3760 per share. Effective with the September 2020 quarterly distribution, the Board of Trustees voted to amend its current managed distribution plan. The fund will make quarterly distributions of an amount equal to $0.2900 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the fund's Plan. The fund's total return at NAV is presented in the Financial highlights section.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with yield or income.

A message to shareholders

Dear shareholder,

Heightened fears over the coronavirus (COVID-19) sent global markets tumbling during February and early March. By the end of the first quarter, however, equity markets in the U.S. began to rise. In other parts of the world, the markets' response was mixed, as economic reopenings and central bank policies largely determined the degree of bounce back for the latter half of the six-month period ended June 30, 2020.

Of course, it would be a mistake to consider any market turnarounds a trustworthy signal of assured or swift economic recovery. Dramatic job losses as well as widespread business losses have contributed to projections of a serious setback to global growth in 2020.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

Table of contents

2	Your fund at a glance
3	Portfolio Summary
6	Fund's investments
32	Financial statements
35	Financial highlights
36	Notes to financial statements
46	Additional information
46	Shareholder meeting
47	Continuation of investment advisory and subadvisory agreements
54	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/2020 (%)

At net asset value
At closing market price
MSCI AC World Index
6.14
6.46
7.11
2.11
3.31
4.11
3.01
1.87
–2.28
–3.03
–6.25
–10.06
–9.99
–14.68
–19.19
6 month
(cumulative)
1 year
3 year
5 year
Since inception
(5/26/11)

The MSCI All Country (AC) World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be increased when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestment.com or by calling 800-852-0218.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       2

Portfolio summary

PORTFOLIO COMPOSITION AS OF 6/30/2020 (%)

SECTOR COMPOSITION AS OF 6/30/2020 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       3

TOP 10 HOLDINGS AS OF 6/30/2020 (%)

Verizon Communications, Inc.	1.7
TC Energy Corp.	1.3
AXA SA	1.2
Pfizer, Inc.	1.2
Novartis AG	1.1
Taiwan Semiconductor Manufacturing Company, Ltd.	1.1
Philip Morris International, Inc.	1.0
Microsoft Corp.	1.0
Cisco Systems, Inc.	1.0
National Grid PLC	1.0
TOTAL	11.6
As a percentage of net assets.
Cash and cash equivalents are not included.

COUNTRY COMPOSITION AS OF 6/30/2020 (%)

United States	47.5
Japan	8.7
France	5.7
Canada	5.3
United Kingdom	5.1
Switzerland	3.6
Germany	2.6
Netherlands	2.5
Russia	2.4
Italy	1.6
Other countries	15.0
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       4

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. A return of capital is the return of all or a portion of a shareholder's investment in the fund. For the fiscal year ended December 31,2019, the fund's aggregate distributions included a return of capital of $0.83 per share, or 55% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares. See the Financial highlights and notes to the financial statements for details of the return of capital and risks associated with distributions made by the fund. The fund's prospectus includes additional information regarding returns of capital and the risks associated with distributions made by the fund, including potential tax implications. The value of a company's equity securities is subject to changes in its financial condition and overall market and economic conditions. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. The primary risks associated with the use of futures contracts and options are imperfect correlation, unanticipated market movement, and counterparty risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       5

AS OF 6-30-20 (unaudited)

Fund’s investments
	Shares	Value
Common stocks 80.6%		$116,454,167
(Cost $129,033,368)
Communication services 10.0%		14,441,315
Diversified telecommunication services 4.9%
AT&T, Inc.	18,003	544,231
Bharti Infratel, Ltd.	9,276	27,234
BT Group PLC	56,080	79,311
CenturyLink, Inc.	17,685	177,381
China Telecom Corp., Ltd., H Shares	325,556	91,448
China Unicom Hong Kong, Ltd.	195,848	106,560
Deutsche Telekom AG	10,167	170,594
Hellenic Telecommunications Organization SA	69,023	932,362
Iliad SA	2,900	566,109
Koninklijke KPN NV	388,499	1,033,374
KT Corp.	5,407	106,520
Magyar Telekom Telecommunications PLC	40,849	49,619
Nippon Telegraph & Telephone Corp.	4,969	115,775
Orange SA	472	5,644
Proximus SADP	2,840	57,871
Spark New Zealand, Ltd.	55,134	163,123
Swisscom AG	287	150,503
Telefonica Deutschland Holding AG	61,725	182,039
Telefonica SA	17,245	82,479
Verizon Communications, Inc. (A)	44,719	2,465,340
Entertainment 0.2%
Avex, Inc.	4,600	36,390
DeNA Company, Ltd.	5,220	65,173
Netflix, Inc. (B)	262	119,220
Nintendo Company, Ltd.	114	50,966
Interactive media and services 1.1%
58.com, Inc., ADR (B)	932	50,272
Alphabet, Inc., Class A (B)	503	713,279
Alphabet, Inc., Class C (B)	80	113,089
Autohome, Inc., ADR	909	68,630
Baidu, Inc., ADR (B)	336	40,283
Facebook, Inc., Class A (B)	2,016	457,773
Gree, Inc.	19,610	84,291
Z Holdings Corp.	18,145	89,051
Media 1.6%
Comcast Corp., Class A	33,704	1,313,782
Criteo SA, ADR (B)	3,325	37,872
Fuji Media Holdings, Inc.	3,475	33,593
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	6

	Shares	Value
Communication services (continued)
Media (continued)
Gendai Agency, Inc.	1,160	$2,876
Metropole Television SA (B)	4,218	47,712
Nippon Television Holdings, Inc.	6,470	70,076
Omnicom Group, Inc.	2,881	157,303
RTL Group SA	2,058	66,026
Telenet Group Holding NV	2,721	112,114
Television Francaise 1 (B)	11,113	60,299
The Interpublic Group of Companies, Inc.	7,569	129,884
TV Asahi Holdings Corp.	4,140	60,318
WPP PLC	13,953	108,782
Zee Entertainment Enterprises, Ltd.	15,000	34,116
Wireless telecommunication services 2.2%
Advanced Info Service PCL	5,905	35,538
China Mobile, Ltd.	17,290	116,743
Globe Telecom, Inc.	1,631	67,790
Intouch Holdings PCL	43,285	79,206
KDDI Corp.	34,262	1,022,280
Mobile TeleSystems PJSC, ADR	37,043	340,425
MTN Group, Ltd.	8,923	27,328
NTT DOCOMO, Inc.	17,655	468,705
Orange Belgium SA	3,023	49,320
PLDT, Inc.	664	16,533
PLDT, Inc., ADR	694	16,941
SK Telecom Company, Ltd.	812	143,008
Softbank Corp.	38,501	490,743
Turkcell Iletisim Hizmetleri AS	113,352	270,244
VEON, Ltd., ADR	36,569	65,824
Consumer discretionary 5.1%		7,408,766
Auto components 0.5%
Aisan Industry Company, Ltd.	2,180	10,711
Bridgestone Corp.	7,365	237,709
Exedy Corp.	4,055	60,534
Hankook Tire & Technology Company, Ltd.	3,516	72,768
NOK Corp.	7,165	89,243
Sumitomo Riko Company, Ltd.	5,480	31,825
Tachi-S Company, Ltd.	3,540	28,568
Tokai Rika Company, Ltd.	5,290	76,970
Toyoda Gosei Company, Ltd.	2,275	47,533
Toyota Boshoku Corp.	4,180	56,367
Unipres Corp.	5,600	49,113
Automobiles 1.1%
Daimler AG	4,040	164,363
7	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Automobiles (continued)
Dongfeng Motor Group Company, Ltd., H Shares	158,610	$95,657
Honda Motor Company, Ltd.	9,650	246,979
Isuzu Motors, Ltd.	99,812	907,025
Mitsubishi Motors Corp.	15,420	38,217
Nissan Motor Company, Ltd.	18,750	69,533
Renault SA (B)	2,559	65,494
Diversified consumer services 0.1%
Allstar Co-Invest LLC (B)(C)(D)	236,300	111,061
Benesse Holdings, Inc.	440	11,801
Hotels, restaurants and leisure 0.8%
OPAP SA	35,817	341,332
Sands China, Ltd.	198,400	781,545
Starbucks Corp.	1,517	111,636
Household durables 0.1%
Funai Electric Company, Ltd. (B)	7,323	34,159
Nikon Corp.	7,035	59,082
Internet and direct marketing retail 0.8%
Amazon.com, Inc. (B)	377	1,040,075
JD.com, Inc., ADR (B)	1,581	95,145
Qliro Group AB (B)	16,909	11,794
Multiline retail 0.1%
Marks & Spencer Group PLC	27,267	33,437
Target Corp.	721	86,470
Specialty retail 1.1%
CECONOMY AG (B)	11,163	38,949
Halfords Group PLC	13,289	25,101
Kingfisher PLC	40,576	111,632
Nishimatsuya Chain Company, Ltd.	6,160	63,557
Shimamura Company, Ltd.	1,540	104,307
The Home Depot, Inc.	4,524	1,133,307
Tiffany & Company	562	68,530
Xebio Holdings Company, Ltd.	5,625	43,825
Textiles, apparel and luxury goods 0.5%
361 Degrees International, Ltd.	159,720	20,736
Daphne International Holdings, Ltd. (B)	224,950	3,668
Sanyo Shokai, Ltd.	3,060	20,276
VF Corp.	11,630	708,732
Consumer staples 7.4%		10,730,361
Beverages 0.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS (B)	11,547	35,918
Coca-Cola Icecek AS	7,456	47,405
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	8

	Shares	Value
Consumer staples (continued)
Beverages (continued)
PepsiCo, Inc.	1,901	$251,426
The Coca-Cola Company	5,769	257,759
Food and staples retailing 1.1%
Cawachi, Ltd.	970	25,054
Costco Wholesale Corp.	691	209,518
J Sainsbury PLC	48,798	126,287
Jeronimo Martins SGPS SA (B)	2,586	45,255
Koninklijke Ahold Delhaize NV	20,482	558,218
METRO AG	2,337	22,179
Seven & i Holdings Company, Ltd.	1,233	40,336
The Kroger Company	2,726	92,275
Walgreens Boots Alliance, Inc.	2,638	111,825
Walmart, Inc.	3,291	394,196
Food products 2.9%
Archer-Daniels-Midland Company	2,532	101,027
Bunge, Ltd.	1,274	52,400
Campbell Soup Company	11,164	554,069
General Mills, Inc.	13,044	804,163
Hormel Foods Corp.	3,140	151,568
Kellogg Company	18,759	1,239,220
Mondelez International, Inc., Class A	1,125	57,521
Nestle SA	8,743	969,342
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (B)	249,530	14,625
The Hershey Company	480	62,218
The J.M. Smucker Company	562	59,465
The Kraft Heinz Company	4,684	149,373
Household products 0.6%
Colgate-Palmolive Company	2,010	147,253
Kimberly-Clark Corp.	1,454	205,523
The Clorox Company	633	138,861
The Procter & Gamble Company	3,204	383,102
Personal products 0.0%
Kao Corp.	400	31,743
Tobacco 2.4%
Altria Group, Inc.	13,583	533,133
British American Tobacco PLC	8,732	334,897
ITC, Ltd. (B)	14,138	36,618
Japan Tobacco, Inc.	42,143	782,712
KT&G Corp.	2,988	195,135
Philip Morris International, Inc.	21,535	1,508,742
9	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy 7.1%		$10,257,159
Energy equipment and services 0.1%
Fugro NV (B)	4,638	18,376
Saipem SpA	18,826	47,236
The Drilling Company of 1972 A/S (B)	249	5,280
Trican Well Service, Ltd. (B)	22,616	13,660
Oil, gas and consumable fuels 7.0%
Advantage Oil & Gas, Ltd. (B)	15,724	19,226
ARC Resources, Ltd.	8,048	27,032
BP PLC	48,589	186,146
BP PLC, ADR	1,763	41,113
Cameco Corp.	4,995	51,216
Chevron Corp.	2,422	216,115
Coal India, Ltd.	146,178	258,815
Enbridge, Inc.	40,366	1,227,393
Eni SpA	46,519	445,931
Equinor ASA	7,430	107,034
Exxon Mobil Corp.	14,087	629,971
Galp Energia SGPS SA	87,118	1,010,567
Gazprom PJSC, ADR	14,892	80,715
Inpex Corp.	14,940	93,289
Japan Petroleum Exploration Company, Ltd.	1,565	26,473
Kinder Morgan, Inc.	17,016	258,133
LUKOIL PJSC, ADR	6,541	485,473
LUKOIL PJSC, ADR (London Stock Exchange)	905	67,272
Oil & Natural Gas Corp., Ltd.	49,249	53,575
ONEOK, Inc.	1,203	39,964
Ovintiv, Inc.	2,985	28,386
Petronet LNG, Ltd.	20,049	69,158
Repsol SA	27,231	240,612
Royal Dutch Shell PLC, B Shares	14,917	226,146
Surgutneftegas PJSC, ADR	157,669	849,743
TC Energy Corp.	43,310	1,850,309
The Williams Companies, Inc.	11,159	212,244
TOTAL SA	33,987	1,310,485
Tourmaline Oil Corp.	3,865	33,793
YPF SA, ADR	4,570	26,278
Financials 11.9%		17,239,856
Banks 6.0%
ABN AMRO Bank NV (E)	10,896	93,767
AIB Group PLC (B)	49,012	61,885
Bank Mandiri Persero Tbk PT	75,192	26,109
Bank of America Corp.	49,361	1,172,324
Bank of Hangzhou Company, Ltd., Class A	4,100	5,188
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	10

	Shares	Value
Financials (continued)
Banks (continued)
Bank of Ireland Group PLC (B)	34,550	$71,191
BNP Paribas SA (B)	4,145	165,609
BPER Banca (B)	7,839	19,597
CaixaBank SA	55,172	118,029
Canara Bank (B)	18,952	25,331
CIMB Group Holdings BHD	71,832	59,925
Comerica, Inc.	1,062	40,462
Dah Sing Financial Holdings, Ltd.	12,970	36,512
DGB Financial Group, Inc.	9,506	40,876
DNB ASA	57,840	772,019
Erste Group Bank AG	2,369	55,950
Huntington Bancshares, Inc.	7,546	68,178
ING Groep NV	21,738	151,533
Japan Post Bank Company, Ltd.	4,640	34,509
JPMorgan Chase & Co.	1,123	105,629
Kasikornbank PCL	8,600	25,998
Kasikornbank PCL, NVDR	17,788	53,965
KB Financial Group, Inc.	3,821	108,171
Mitsubishi UFJ Financial Group, Inc.	263,349	1,036,416
Moneta Money Bank AS (E)	61,447	139,169
People's United Financial, Inc.	12,227	141,466
Resona Holdings, Inc.	48,757	166,841
Royal Bank of Canada	13,217	896,743
Sberbank of Russia PJSC, ADR (B)	12,861	145,844
Shinhan Financial Group Company, Ltd.	3,915	94,611
Societe Generale SA (B)	5,635	94,215
Standard Chartered PLC	153,957	834,570
Sumitomo Mitsui Financial Group, Inc.	6,400	180,619
Sumitomo Mitsui Trust Holdings, Inc.	3,960	111,594
The Bank of Nova Scotia	27,500	1,138,001
The Tochigi Bank, Ltd.	11,770	17,820
Unicaja Banco SA (B)(E)	71,647	36,631
UniCredit SpA (B)	14,145	130,547
Wells Fargo & Company	5,906	151,194
Capital markets 1.6%
CME Group, Inc.	1,064	172,943
GAM Holding AG (B)	4,429	10,287
Ichiyoshi Securities Company, Ltd.	4,710	19,953
IGM Financial, Inc.	2,292	55,696
Intercontinental Exchange, Inc.	423	38,747
Julius Baer Group, Ltd.	1,444	60,644
Nomura Holdings, Inc.	17,543	78,831
Standard Life Aberdeen PLC	8,452	28,007
11	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
The Carlyle Group, Inc.	17,144	$478,318
UBS Group AG	117,034	1,351,632
Uranium Participation Corp. (B)	9,877	33,321
Consumer finance 0.0%
Provident Financial PLC	14,420	31,530
Diversified financial services 0.0%
G-Resources Group, Ltd. (B)	1,715,680	8,439
M&G PLC	16,148	33,530
Insurance 4.1%
Admiral Group PLC	42	1,191
Ageas SA/NV	2,304	81,653
Assicurazioni Generali SpA	27,393	416,107
Aviva PLC	197,181	668,320
AXA SA	85,130	1,791,383
Dai-ichi Life Holdings, Inc.	7,175	85,885
Direct Line Insurance Group PLC	67,171	225,228
Fidelity National Financial, Inc.	35	1,073
SCOR SE (B)	2,175	60,070
Shin Kong Financial Holding Company, Ltd.	133,259	39,037
Swiss Re AG	626	48,537
T&D Holdings, Inc.	17,065	146,575
The Progressive Corp.	15,227	1,219,835
Tokio Marine Holdings, Inc.	24,000	1,050,552
Tongyang Life Insurance Company, Ltd.	8,713	21,229
Mortgage real estate investment trusts 0.2%
Annaly Capital Management, Inc.	53,699	352,265
Health care 9.1%		13,066,979
Biotechnology 1.6%
AbbVie, Inc.	11,542	1,133,194
Amgen, Inc.	1,121	264,399
Gilead Sciences, Inc.	10,667	820,719
Health care equipment and supplies 1.0%
Abbott Laboratories	2,998	274,107
Becton, Dickinson and Company	322	77,045
Coloplast A/S, B Shares	771	120,174
Hoya Corp.	125	11,970
Medtronic PLC	9,560	876,652
ResMed, Inc.	352	67,584
Health care providers and services 0.3%
Cardinal Health, Inc.	2,068	107,929
CVS Health Corp.	1,581	102,718
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	12

	Shares	Value
Health care (continued)
Health care providers and services (continued)
UnitedHealth Group, Inc.	909	$268,110
Health care technology 0.0%
AGFA-Gevaert NV (B)	8,446	35,303
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	1,190	15,741
Pharmaceuticals 6.2%
AstraZeneca PLC	9,210	958,525
Bristol-Myers Squibb Company	15,185	892,878
Chugai Pharmaceutical Company, Ltd.	1,533	82,077
Daiichi Sankyo Company, Ltd.	279	22,820
Eisai Company, Ltd.	890	70,710
Eli Lilly & Company	700	114,926
GlaxoSmithKline PLC	1,270	25,654
Johnson & Johnson	4,762	669,680
Kyowa Kirin Company, Ltd.	20,508	539,867
Merck & Company, Inc.	17,349	1,341,598
Novartis AG	18,343	1,598,061
Novo Nordisk A/S, B Shares	1,139	74,203
Pfizer, Inc. (A)	52,915	1,730,321
Roche Holding AG	854	295,868
Sanofi	1,285	131,050
Takeda Pharmaceutical Company, Ltd.	9,191	330,214
Zoetis, Inc.	94	12,882
Industrials 5.8%		8,359,404
Aerospace and defense 0.8%
BAE Systems PLC	83,215	497,581
Dassault Aviation SA (B)	29	26,607
L3Harris Technologies, Inc.	33	5,599
Lockheed Martin Corp.	1,737	633,866
Northrop Grumman Corp.	96	29,514
Air freight and logistics 0.3%
bpost SA	3,070	20,750
C.H. Robinson Worldwide, Inc.	1,311	103,648
PostNL NV	32,547	70,191
United Parcel Service, Inc., Class B	1,158	128,746
ZTO Express Cayman, Inc., ADR	2,819	103,485
Building products 0.2%
Cie de Saint-Gobain (B)	6,760	243,907
Zhejiang Weixing New Building Materials Company, Ltd., Class A	6,300	10,405
13	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Commercial services and supplies 0.2%
Babcock International Group PLC	15,477	$59,316
Prosegur Cia de Seguridad SA	17,345	40,458
Republic Services, Inc.	781	64,081
Toppan Forms Company, Ltd.	4,940	49,058
Waste Management, Inc.	680	72,019
Construction and engineering 1.3%
China Machinery Engineering Corp., H Shares	107,310	28,400
Chiyoda Corp. (B)	7,225	19,071
Implenia AG	746	27,738
JGC Holdings Corp.	7,845	82,725
Raubex Group, Ltd.	24,521	31,265
Shanghai Construction Group Company, Ltd., Class A	1,074,000	467,736
Toyo Engineering Corp. (B)	5,310	17,149
Vinci SA	12,347	1,144,853
Electrical equipment 0.7%
Cosel Company, Ltd.	3,540	30,916
Emerson Electric Company	14,945	927,038
Ushio, Inc.	3,920	52,371
Zumtobel Group AG (B)	5,204	37,623
Industrial conglomerates 0.2%
3M Company	1,324	206,531
Machinery 0.3%
Caterpillar, Inc.	382	48,323
Hino Motors, Ltd.	8,990	60,994
Hisaka Works, Ltd.	3,580	24,781
Kone OYJ, B Shares	1,113	76,763
Mitsubishi Heavy Industries, Ltd.	1,845	43,561
OKUMA Corp.	1,790	76,980
Shibaura Machine Company, Ltd.	1,083	21,748
The Japan Steel Works, Ltd.	5,080	72,623
THK Company, Ltd.	2,610	64,983
Marine 0.2%
A.P. Moller - Maersk A/S, Series B	123	144,157
D/S Norden A/S	4,996	67,407
Pacific Basin Shipping, Ltd.	338,210	49,722
Professional services 0.6%
Adecco Group AG	3,449	162,571
Experian PLC	15,830	555,615
Hays PLC	47,290	70,027
Pagegroup PLC	12,991	61,003
SThree PLC	8,491	28,334
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	14

	Shares	Value
Industrials (continued)
Road and rail 0.2%
Daqin Railway Company, Ltd., Class A	288,100	$287,208
The Go-Ahead Group PLC	1,490	15,456
Trading companies and distributors 0.8%
Mitsubishi Corp.	9,853	208,211
Rexel SA	11,613	133,098
SIG PLC	24,429	9,274
Triton International, Ltd.	25,192	761,806
Xiamen C & D, Inc., Class A	53,700	61,665
Transportation infrastructure 0.0%
Hamburger Hafen und Logistik AG	1,204	20,447
Information technology 9.3%		13,414,831
Communications equipment 1.3%
Cisco Systems, Inc.	31,930	1,489,215
Juniper Networks, Inc.	9,331	213,307
Motorola Solutions, Inc.	272	38,115
Nokia OYJ	37,039	161,855
Electronic equipment, instruments and components 0.3%
Citizen Watch Company, Ltd.	18,785	61,235
Enplas Corp.	1,310	28,991
Foxconn Technology Company, Ltd.	36,620	70,516
Innolux Corp.	284,940	76,753
Nichicon Corp.	9,410	65,680
Nippon Chemi-Con Corp. (B)	3,860	64,967
PAX Global Technology, Ltd.	36,337	15,918
IT services 1.6%
Accenture PLC, Class A	625	134,200
Broadridge Financial Solutions, Inc.	1,381	174,268
Fidelity National Information Services, Inc.	905	121,351
Fujitsu, Ltd.	1,174	137,456
IBM Corp.	3,859	466,051
Infosys, Ltd.	7,611	73,758
Itochu Techno-Solutions Corp.	3,089	116,167
Jack Henry & Associates, Inc.	524	96,432
Leidos Holdings, Inc.	1,105	103,505
Mastercard, Inc., Class A	645	190,727
Nomura Research Institute, Ltd.	2,608	71,232
Obic Company, Ltd.	611	107,682
Sopra Steria Group	154	19,051
The Western Union Company	4,754	102,781
Visa, Inc., Class A	1,877	362,580
15	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment 3.1%
Analog Devices, Inc.	913	$111,970
Broadcom, Inc.	1,083	341,806
Disco Corp.	177	43,168
Intel Corp.	4,903	293,346
KLA Corp.	663	128,940
Miraial Company, Ltd.	1,600	15,232
NVIDIA Corp.	394	149,685
QUALCOMM, Inc.	2,187	199,476
Skyworks Solutions, Inc.	468	59,838
Taiwan Semiconductor Manufacturing Company, Ltd.	143,000	1,527,170
Texas Instruments, Inc.	11,343	1,440,221
Tokyo Seimitsu Company, Ltd.	2,375	76,184
Xilinx, Inc.	621	61,100
Software 1.3%
Intuit, Inc.	429	127,066
Microsoft Corp.	7,393	1,504,549
NortonLifeLock, Inc.	324	6,425
Oracle Corp.	2,388	131,985
Oracle Corp. Japan	608	72,116
Trend Micro, Inc.	2,312	129,205
Technology hardware, storage and peripherals 1.7%
Acer, Inc.	124,580	75,933
Apple, Inc.	3,857	1,407,034
Canon, Inc.	16,350	326,150
Compal Electronics, Inc.	168,875	110,537
HP, Inc.	5,053	88,074
Maxell Holdings, Ltd.	3,780	35,332
Melco Holdings, Inc.	421	11,773
NetApp, Inc.	1,914	84,924
Quadient	3,243	47,397
Samsung Electronics Company, Ltd.	1,980	87,650
Seagate Technology PLC	3,238	156,752
Materials 3.7%		5,379,463
Chemicals 0.8%
BASF SE	3,782	212,432
China BlueChemical, Ltd., H Shares	197,000	29,438
Dow, Inc.	2,640	107,606
EMS-Chemie Holding AG	130	100,997
JSR Corp.	3,390	65,766
Nitto Denko Corp.	1,670	94,673
PhosAgro PJSC, GDR	43,112	532,002
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	16

	Shares	Value
Materials (continued)
Construction materials 0.2%
Huaxin Cement Company, Ltd., Class A (B)	21,400	$72,241
Imerys SA	1,571	53,942
LafargeHolcim, Ltd. (B)	4,267	187,987
Tangshan Jidong Cement Company, Ltd., Class A	12,000	27,348
Vicat SA	1,367	42,029
Containers and packaging 0.2%
Amcor PLC	14,146	144,431
AMVIG Holdings, Ltd.	62,540	11,329
International Paper Company	3,172	111,686
Nampak, Ltd. (B)	74,708	5,597
Metals and mining 2.5%
Anglo American Platinum, Ltd.	6,774	492,996
Anglo American PLC	4,923	113,491
Barrick Gold Corp.	6,397	172,129
Centerra Gold, Inc.	8,288	92,489
Chubu Steel Plate Company, Ltd.	1,510	9,897
CST Group, Ltd. (B)	1,440,000	4,064
Eldorado Gold Corp. (B)	4,970	48,209
Eregli Demir ve Celik Fabrikalari TAS	369,930	463,418
Gold Fields, Ltd.	8,158	77,029
Harmony Gold Mining Company, Ltd., ADR (B)	13,990	58,338
Hunan Valin Steel Company, Ltd., Class A	150,920	80,722
IAMGOLD Corp. (B)	6,663	26,319
Impala Platinum Holdings, Ltd.	3,601	24,251
Kinross Gold Corp. (B)	11,203	80,886
Kyoei Steel, Ltd.	4,510	54,415
MMC Norilsk Nickel PJSC, ADR	17,429	458,906
Nakayama Steel Works, Ltd.	7,190	24,232
Neturen Company, Ltd.	2,390	12,166
Newmont Corp.	295	18,227
Norsk Hydro ASA (B)	35,910	100,185
Northern Dynasty Minerals, Ltd. (B)	3,439	4,914
Nucor Corp.	849	35,157
Pacific Metals Company, Ltd.	1,850	26,536
Polymetal International PLC	1,168	23,384
Polyus PJSC, GDR	6,792	571,535
Resolute Mining, Ltd. (B)	39,124	31,362
Salzgitter AG (B)	4,032	56,735
SEMAFO, Inc. (B)	16,643	56,760
Tokyo Steel Manufacturing Company, Ltd.	10,540	60,699
Vedanta, Ltd.	111,294	158,848
Western Areas, Ltd.	30,096	55,342
17	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Metals and mining (continued)
Yamato Kogyo Company, Ltd.	3,505	$71,677
Yodogawa Steel Works, Ltd.	840	14,641
Real estate 3.9%		5,618,029
Equity real estate investment trusts 2.3%
Alexandria Real Estate Equities, Inc.	3,310	537,048
American Tower Corp.	288	74,460
Boston Properties, Inc.	7,185	649,380
Crown Castle International Corp.	830	138,901
Extra Space Storage, Inc.	1,219	112,599
Growthpoint Properties, Ltd.	268,143	207,156
Iron Mountain, Inc.	10,631	277,469
Land Securities Group PLC	6,127	41,863
Medical Properties Trust, Inc.	53,765	1,010,782
Omega Healthcare Investors, Inc.	717	21,316
Public Storage	937	179,801
The British Land Company PLC	9,061	43,343
WP Carey, Inc.	997	67,447
Real estate management and development 1.6%
Beijing Capital Development Company, Ltd., Class A	190,700	158,549
China Fortune Land Development Company, Ltd., Class A	44,700	145,118
CK Asset Holdings, Ltd.	14,210	85,214
Gemdale Corp., Class A	43,700	84,973
Greenland Holdings Corp., Ltd., Class A	214,500	188,080
Mitsubishi Estate Company, Ltd.	6,040	90,007
Nexity SA	28,712	933,933
Poly Developments and Holdings Group Company, Ltd., Class A	7,700	16,143
Vonovia SE	9,071	554,447
Utilities 7.3%		10,538,004
Electric utilities 3.4%
Alliant Energy Corp.	1,222	58,460
American Electric Power Company, Inc.	1,829	145,662
CEZ AS	17,764	380,367
Duke Energy Corp.	3,231	258,125
Edison International	16,704	907,194
Enel SpA	60,668	524,684
Entergy Corp.	566	53,096
Exelon Corp.	20,539	745,360
FirstEnergy Corp.	1,431	55,494
Hydro One, Ltd. (E)	24,829	466,915
Iberdrola SA	48,668	568,183
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	18

	Shares	Value
Utilities (continued)
Electric utilities (continued)
NextEra Energy, Inc.	238	$57,160
OGE Energy Corp.	2,247	68,219
PPL Corp.	7,251	187,366
Terna Rete Elettrica Nazionale SpA	67,505	465,619
Xcel Energy, Inc.	787	49,188
Gas utilities 0.5%
APA Group	70,549	545,508
Enagas SA	1,850	45,258
Naturgy Energy Group SA	3,956	73,854
Independent power and renewable electricity producers 0.0%
NTPC, Ltd.	7,198	9,110
Multi-utilities 2.7%
Algonquin Power & Utilities Corp.	41,288	533,739
Centrica PLC	73,081	34,724
CMS Energy Corp.	364	21,265
Consolidated Edison, Inc.	842	60,565
Dominion Energy, Inc.	4,657	378,055
DTE Energy Company	80	8,600
E.ON SE	55,876	630,710
Engie SA	12,561	155,781
National Grid PLC	119,793	1,461,522
RWE AG	15,478	541,839
WEC Energy Group, Inc.	579	50,749
Water utilities 0.7%
Guangdong Investment, Ltd.	278,000	479,519

United Utilities Group PLC	45,931	516,114
Preferred securities 0.8%		$1,163,406
(Cost $1,205,830)
Consumer discretionary 0.6%		917,221
Automobiles 0.6%
Hyundai Motor Company	597	27,109
Volkswagen AG	5,856	890,112
Financials 0.1%		75,994
Insurance 0.1%
Samsung Fire & Marine Insurance Company, Ltd.	726	75,994
Information technology 0.1%		170,191
Technology hardware, storage and peripherals 0.1%

Samsung Electronics Company, Ltd.	4,369	170,191

19	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

				Shares	Value
Exchange-traded funds 0.0%					$29,094
(Cost $31,132)
iShares Core MSCI EAFE ETF				509	29,094
	Rate (%)	Maturity date		Par value^	Value
Corporate bonds 14.3%					$20,723,716
(Cost $21,479,427)
Communication services 2.4%					3,481,987
Diversified telecommunication services 0.5%
Embarq Corp.	7.995	06-01-36		100,000	112,300
Frontier Communications Corp. (F)	6.875	01-15-25		40,000	11,908
Frontier Communications Corp. (E)(F)	8.500	04-01-26		75,000	70,913
Frontier Communications Corp. (F)	10.500	09-15-22		40,000	13,800
Telecom Argentina SA (E)	6.500	06-15-21		126,000	116,994
Telecom Italia SpA (E)	5.303	05-30-24		200,000	208,254
Ziggo BV (E)	5.500	01-15-27		153,000	155,492
Media 1.7%
Altice Financing SA (E)	7.500	05-15-26		210,000	220,500
Altice France Holding SA (E)	8.000	05-15-27	EUR	100,000	118,363
Altice France SA (E)	3.375	01-15-28	EUR	100,000	106,087
Altice France SA	5.875	02-01-27	EUR	165,000	194,746
CCO Holdings LLC (E)	4.500	08-15-30		45,000	45,923
CCO Holdings LLC (E)	4.500	05-01-32		60,000	60,750
CCO Holdings LLC (E)	5.750	02-15-26		155,000	160,323
CSC Holdings LLC (E)	6.500	02-01-29		390,000	426,075
DISH DBS Corp.	5.000	03-15-23		175,000	174,580
DISH DBS Corp.	5.875	07-15-22		50,000	50,840
DISH DBS Corp.	5.875	11-15-24		30,000	29,822
DISH DBS Corp.	7.750	07-01-26		30,000	31,803
Gray Television, Inc. (E)	5.125	10-15-24		130,000	130,000
Gray Television, Inc. (E)	5.875	07-15-26		50,000	49,813
Lamar Media Corp. (E)	3.750	02-15-28		30,000	28,284
Nexstar Broadcasting, Inc. (E)	5.625	07-15-27		180,000	180,011
Outfront Media Capital LLC (E)	4.625	03-15-30		65,000	59,580
Scripps Escrow, Inc. (E)	5.875	07-15-27		100,000	94,750
Virgin Media Secured Finance PLC (E)	4.125	08-15-30	GBP	100,000	121,780
WMG Acquisition Corp.	3.625	10-15-26	EUR	100,000	115,897
WMG Acquisition Corp. (E)	5.500	04-15-26		85,000	87,950
Wireless telecommunication services 0.2%
Sprint Capital Corp.	8.750	03-15-32		35,000	50,032
Sprint Corp.	7.125	06-15-24		50,000	56,457
Turkcell Iletisim Hizmetleri AS	5.800	04-11-28		200,000	197,960
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	20

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary 2.4%					$3,421,875
Auto components 0.1%
Adient Global Holdings, Ltd.	3.500	08-15-24	EUR	100,000	99,325
Clarios Global LP (E)	8.500	05-15-27		40,000	40,198
Dana, Inc.	5.625	06-15-28		15,000	14,890
Automobiles 0.3%
Ford Motor Company	4.750	01-15-43		75,000	59,085
Ford Motor Company	8.500	04-21-23		50,000	52,875
Ford Motor Company	9.000	04-22-25		50,000	54,063
Ford Motor Credit Company LLC	4.542	08-01-26		200,000	191,000
General Motors Company	6.125	10-01-25		20,000	22,476
General Motors Company	6.800	10-01-27		15,000	17,477
Distributors 0.1%
LKQ European Holdings BV	3.625	04-01-26	EUR	100,000	113,959
Diversified consumer services 0.1%
Q-Park Holding I BV (E)	2.000	03-01-27	EUR	100,000	103,652
Service Corp. International	4.625	12-15-27		35,000	36,313
Service Corp. International	5.125	06-01-29		25,000	26,900
Hotels, restaurants and leisure 1.2%
Aramark Services, Inc. (E)	5.000	04-01-25		30,000	29,550
Boyd Gaming Corp. (E)	4.750	12-01-27		25,000	21,455
Boyd Gaming Corp.	6.375	04-01-26		85,000	80,750
Caesars Resort Collection LLC (E)	5.250	10-15-25		120,000	104,400
Carnival Corp. (E)	11.500	04-01-23		110,000	118,793
Colt Merger Sub, Inc. (E)	5.750	07-01-25		30,000	30,150
Colt Merger Sub, Inc. (E)	6.250	07-01-25		95,000	94,259
Colt Merger Sub, Inc. (E)	8.125	07-01-27		55,000	53,488
Eldorado Resorts, Inc.	6.000	04-01-25		75,000	78,078
Hilton Domestic Operating Company, Inc.	4.250	09-01-24		152,000	147,470
Jacobs Entertainment, Inc. (E)	7.875	02-01-24		165,000	145,365
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (E)	4.750	06-01-27		60,000	61,500
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (E)	5.250	06-01-26		60,000	61,500
New Red Finance, Inc. (E)	5.000	10-15-25		320,000	318,400
Penn National Gaming, Inc. (E)	5.625	01-15-27		186,000	173,516
Royal Caribbean Cruises, Ltd. (E)	9.125	06-15-23		40,000	39,680
Sugarhouse HSP Gaming Prop Mezz LP (E)	5.875	05-15-25		110,000	107,250
Wynn Las Vegas LLC (E)	5.500	03-01-25		120,000	109,800
Yum! Brands, Inc. (E)	4.750	01-15-30		30,000	30,450
21	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Household durables 0.3%
Adams Homes, Inc. (E)	7.500	02-15-25		20,000	$19,650
Ashton Woods USA LLC (E)	6.625	01-15-28		95,000	93,338
KB Home	4.800	11-15-29		30,000	29,475
M/I Homes, Inc.	4.950	02-01-28		70,000	69,563
M/I Homes, Inc.	5.625	08-01-25		40,000	40,400
Taylor Morrison Communities, Inc. (E)	5.750	01-15-28		140,000	144,200
Internet and direct marketing retail 0.1%
Booking Holdings, Inc.	4.625	04-13-30		70,000	81,866
Leisure products 0.1%
Mattel, Inc. (E)	5.875	12-15-27		40,000	41,500
Mattel, Inc. (E)	6.750	12-31-25		140,000	145,250
Multiline retail 0.0%
Party City Holdings, Inc. (E)	6.625	08-01-26		40,000	8,600
Specialty retail 0.1%
Asbury Automotive Group, Inc. (E)	4.500	03-01-28		8,000	7,760
Asbury Automotive Group, Inc. (E)	4.750	03-01-30		8,000	7,800
Lithia Motors, Inc. (E)	4.625	12-15-27		65,000	64,350
PetSmart, Inc. (E)	5.875	06-01-25		30,000	30,056
Consumer staples 0.7%					1,082,368
Food and staples retailing 0.0%
Performance Food Group, Inc. (E)	5.500	10-15-27		45,000	43,425
Food products 0.5%
B&G Foods, Inc.	5.250	09-15-27		55,000	55,138
Kraft Heinz Foods Company (E)	3.750	04-01-30		150,000	154,850
Kraft Heinz Foods Company (E)	4.250	03-01-31		35,000	37,101
MARB BondCo PLC (E)	7.000	03-15-24		200,000	200,278
Post Holdings, Inc. (E)	4.625	04-15-30		15,000	14,720
Post Holdings, Inc. (E)	5.000	08-15-26		190,000	190,713
Post Holdings, Inc. (E)	5.625	01-15-28		70,000	72,450
Post Holdings, Inc. (E)	5.750	03-01-27		50,000	51,750
Household products 0.2%
Diamond BC BV	5.625	08-15-25	EUR	200,000	212,693
Personal products 0.0%
Prestige Brands, Inc. (E)	5.125	01-15-28		50,000	49,250
Energy 2.2%					3,114,192
Energy equipment and services 0.1%
Tervita Corp. (E)	7.625	12-01-21		179,000	140,515
Transocean, Inc.	6.800	03-15-38		110,000	31,618
Oil, gas and consumable fuels 2.1%
Antero Midstream Partners LP (E)	5.750	01-15-28		90,000	71,100
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	22

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Apache Corp.	4.375	10-15-28		100,000	$88,289
Buckeye Partners LP (E)	4.125	03-01-25		45,000	43,167
Buckeye Partners LP (E)	4.500	03-01-28		40,000	37,600
Centennial Resource Production LLC (E)	5.375	01-15-26		65,000	34,450
Chesapeake Energy Corp. (E)(F)	11.500	01-01-25		187,000	19,635
Continental Resources, Inc.	4.375	01-15-28		60,000	52,813
Continental Resources, Inc.	4.900	06-01-44		60,000	47,775
DCP Midstream Operating LP	5.375	07-15-25		120,000	119,100
EG Global Finance PLC	6.250	10-30-25	EUR	100,000	108,979
EQM Midstream Partners LP (E)	6.000	07-01-25		15,000	15,150
EQM Midstream Partners LP (E)	6.500	07-01-27		15,000	15,365
EQM Midstream Partners LP	6.500	07-15-48		50,000	45,640
EQT Corp.	3.900	10-01-27		80,000	65,074
Foresight Energy LLC (E)(F)	11.500	04-01-23		170,000	213
Jagged Peak Energy LLC	5.875	05-01-26		85,000	82,450
Matador Resources Company	5.875	09-15-26		105,000	77,700
Noble Holding International, Ltd. (E)	7.875	02-01-26		40,000	10,400
Occidental Petroleum Corp.	3.000	02-15-27		85,000	65,892
Occidental Petroleum Corp.	3.400	04-15-26		20,000	16,350
Occidental Petroleum Corp.	4.200	03-15-48		121,000	81,941
Occidental Petroleum Corp.	4.400	04-15-46		29,000	20,219
Petrobras Global Finance BV	5.093	01-15-30		80,000	79,680
Petrobras Global Finance BV	5.600	01-03-31		50,000	50,225
Petrobras Global Finance BV	5.750	02-01-29		345,000	354,663
Petrobras Global Finance BV	7.375	01-17-27		60,000	66,803
Petroleos Mexicanos	6.750	09-21-47		200,000	153,770
Petroleos Mexicanos	6.840	01-23-30		150,000	131,535
QEP Resources, Inc.	5.250	05-01-23		55,000	36,300
QEP Resources, Inc.	5.375	10-01-22		15,000	11,400
QEP Resources, Inc.	5.625	03-01-26		62,000	39,370
SM Energy Company	5.000	01-15-24		50,000	27,000
SM Energy Company	6.125	11-15-22		5,000	3,650
SM Energy Company	6.625	01-15-27		35,000	17,150
Tallgrass Energy Partners LP (E)	4.750	10-01-23		110,000	101,200
Tallgrass Energy Partners LP (E)	6.000	03-01-27		20,000	17,750
Targa Resources Partners LP	6.500	07-15-27		215,000	215,538
Vine Oil & Gas LP (E)	8.750	04-15-23		105,000	63,000
Western Midstream Operating LP	4.050	02-01-30		150,000	144,366
Western Midstream Operating LP	5.250	02-01-50		50,000	43,326
WPX Energy, Inc.	5.250	09-15-24		125,000	123,125
WPX Energy, Inc.	5.875	06-15-28		20,000	19,150
WPX Energy, Inc.	8.250	08-01-23		40,000	44,400
23	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
YPF SA	7.000	12-15-47		120,000	$79,356
Financials 1.4%					2,062,673
Banks 0.5%
Abanca Corp. Bancaria SA (4.625% to 4-7-25, then 5 Year Euro Swap Rate + 5.010%)	4.625	04-07-30	EUR	100,000	106,030
Banca Monte dei Paschi di Siena SpA (5.375% to 1-18-23, then 5 Year Euro Swap Rate + 5.000%)	5.375	01-18-28	EUR	100,000	99,991
Banco de Sabadell SA (6.500% to 5-18-22, then 5 Year Euro Swap Rate + 6.410%) (G)	6.500	05-18-22	EUR	200,000	183,667
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.180%) (E)(G)	8.125	12-23-25		250,000	285,313
Capital markets 0.2%
Credit Suisse Group AG (6.250% to 12-18-24, then 5 Year U.S. Swap Rate + 3.460%) (G)	6.250	12-18-24		200,000	208,336
MSCI, Inc. (E)	4.000	11-15-29		145,000	147,900
Consumer finance 0.4%
Credit Acceptance Corp. (E)	5.125	12-31-24		75,000	72,428
Credit Acceptance Corp.	6.625	03-15-26		70,000	70,284
DAE Funding LLC (E)	4.500	08-01-22		35,000	33,338
DAE Funding LLC (E)	5.000	08-01-24		140,000	131,250
goeasy, Ltd. (E)	5.375	12-01-24		95,000	92,150
Navient Corp.	6.500	06-15-22		55,000	54,038
Springleaf Finance Corp.	5.375	11-15-29		75,000	70,500
Springleaf Finance Corp.	6.125	03-15-24		5,000	5,081
Springleaf Finance Corp.	8.250	12-15-20		50,000	51,650
Insurance 0.3%
Acrisure LLC (E)	7.000	11-15-25		155,000	148,219
Acrisure LLC (E)	8.125	02-15-24		72,000	74,858
Acrisure LLC (E)	10.125	08-01-26		75,000	80,625
Genworth Holdings, Inc.	4.800	02-15-24		5,000	3,988
Genworth Holdings, Inc.	4.900	08-15-23		75,000	60,000
Genworth Holdings, Inc.	6.500	06-15-34		50,000	36,250
Genworth Holdings, Inc.	7.200	02-15-21		30,000	28,050
Genworth Holdings, Inc.	7.625	09-24-21		20,000	18,727
Health care 1.4%					1,983,250
Health care equipment and supplies 0.1%
Constantin Investissement 3 SASU	5.375	04-15-25	EUR	100,000	112,631
Hill-Rom Holdings, Inc. (E)	4.375	09-15-27		80,000	81,900
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	24

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care providers and services 0.5%
Centene Corp.	3.375	02-15-30		45,000	$45,437
Community Health Systems, Inc. (E)	6.625	02-15-25		95,000	89,300
Community Health Systems, Inc.	6.875	02-01-22		14,000	11,200
Community Health Systems, Inc. (E)	8.125	06-30-24		95,000	63,650
HCA, Inc.	3.500	09-01-30		285,000	274,438
HCA, Inc.	5.375	09-01-26		60,000	65,325
HCA, Inc.	5.625	09-01-28		10,000	11,154
HCA, Inc.	5.875	02-01-29		5,000	5,658
HCA, Inc.	7.500	11-15-95		65,000	76,375
Pharmaceuticals 0.8%
Bausch Health Companies, Inc.	4.500	05-15-23	EUR	130,000	144,478
Bausch Health Companies, Inc. (E)	5.000	01-30-28		135,000	127,101
Bausch Health Companies, Inc. (E)	5.875	05-15-23		15,000	14,963
Bausch Health Companies, Inc. (E)	6.125	04-15-25		95,000	96,356
Catalent Pharma Solutions, Inc. (E)	4.875	01-15-26		30,000	30,456
Catalent Pharma Solutions, Inc. (E)	5.000	07-15-27		20,000	20,763
Endo DAC (E)	9.500	07-31-27		37,000	39,135
IQVIA, Inc. (E)	2.250	01-15-28	EUR	100,000	107,847
Par Pharmaceutical, Inc. (E)	7.500	04-01-27		105,000	107,751
Teva Pharmaceutical Finance Netherlands II BV	1.250	03-31-23	EUR	100,000	104,206
Teva Pharmaceutical Finance Netherlands III BV	2.800	07-21-23		150,000	141,750
Teva Pharmaceutical Finance Netherlands III BV	6.750	03-01-28		200,000	211,376
Industrials 1.3%					1,848,232
Aerospace and defense 0.3%
Bombardier, Inc. (E)	6.125	01-15-23		160,000	110,048
Bombardier, Inc. (E)	7.875	04-15-27		135,000	88,425
TransDigm, Inc.	5.500	11-15-27		100,000	87,294
TransDigm, Inc. (E)	6.250	03-15-26		150,000	149,906
Building products 0.0%
Advanced Drainage Systems, Inc. (E)	5.000	09-30-27		25,000	25,188
Builders FirstSource, Inc. (E)	5.000	03-01-30		45,000	42,300
Commercial services and supplies 0.3%
American Builders & Contractors Supply Company, Inc. (E)	4.000	01-15-28		85,000	82,600
APX Group, Inc.	7.625	09-01-23		95,000	87,400
Arena Luxembourg Finance Sarl (E)	1.875	02-01-28	EUR	100,000	102,309
Clean Harbors, Inc. (E)	4.875	07-15-27		49,000	50,348
Stericycle, Inc. (E)	5.375	07-15-24		90,000	92,250
25	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Electrical equipment 0.2%
Sensata Technologies BV (E)	5.000	10-01-25		100,000	$106,470
Sensata Technologies BV (E)	5.625	11-01-24		10,000	10,600
Techem Verwaltungsgesellschaft 675 mbH (E)	2.000	07-15-25	EUR	100,000	107,062
Machinery 0.1%
Vertical Midco GmbH (E)	4.375	07-15-27	EUR	100,000	112,350
Professional services 0.1%
La Financiere Atalian SASU	4.000	05-15-24	EUR	100,000	83,693
La Financiere Atalian SASU (E)	4.000	05-15-24	EUR	100,000	83,693
Trading companies and distributors 0.3%
AerCap Ireland Capital DAC	6.500	07-15-25		150,000	157,145
Herc Holdings, Inc. (E)	5.500	07-15-27		140,000	140,301
United Rentals North America, Inc.	4.625	10-15-25		50,000	50,250
United Rentals North America, Inc.	5.875	09-15-26		75,000	78,600
Information technology 0.8%					1,234,209
IT services 0.2%
Cardtronics, Inc. (E)	5.500	05-01-25		10,000	9,700
Presidio Holdings, Inc. (E)	4.875	02-01-27		75,000	73,313
Presidio Holdings, Inc. (E)	8.250	02-01-28		60,000	60,000
Tempo Acquisition LLC (E)	6.750	06-01-25		110,000	111,375
Semiconductors and semiconductor equipment 0.2%
Entegris, Inc. (E)	4.625	02-10-26		145,000	147,175
Qorvo, Inc. (E)	4.375	10-15-29		85,000	87,047
Qorvo, Inc.	5.500	07-15-26		105,000	109,200
Software 0.3%
CDK Global, Inc. (E)	5.250	05-15-29		60,000	62,305
Open Text Corp. (E)	3.875	02-15-28		85,000	81,839
Open Text Holdings, Inc. (E)	4.125	02-15-30		70,000	68,775
PTC, Inc. (E)	3.625	02-15-25		15,000	14,888
PTC, Inc. (E)	4.000	02-15-28		20,000	19,851
SS&C Technologies, Inc. (E)	5.500	09-30-27		150,000	152,759
Technology hardware, storage and peripherals 0.1%
CDW LLC	4.125	05-01-25		35,000	35,044
Xerox Corp.	4.125	03-15-23		140,000	139,790
Xerox Corp.	4.800	03-01-35		10,000	9,323
Xerox Corp.	6.750	12-15-39		50,000	51,825
Materials 1.2%					1,731,691
Chemicals 0.0%
CF Industries, Inc.	4.950	06-01-43		10,000	10,778
CF Industries, Inc.	5.150	03-15-34		45,000	48,119
CF Industries, Inc.	5.375	03-15-44		20,000	21,626
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	26

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Containers and packaging 0.9%
ARD Finance SA (5.000% Cash or 5.750% PIK) (E)	5.000	06-30-27	EUR	195,000	$209,773
Ardagh Packaging Finance PLC (E)	2.125	08-15-26	EUR	105,000	113,438
Ball Corp.	1.500	03-15-27	EUR	125,000	134,160
Berry Global, Inc. (E)	1.500	01-15-27	EUR	106,000	112,106
Berry Global, Inc. (E)	5.625	07-15-27		35,000	35,963
Berry Global, Inc.	6.000	10-15-22		55,000	55,138
Crown European Holdings SA	2.875	02-01-26	EUR	125,000	141,842
OI European Group BV (E)	4.000	03-15-23		10,000	9,849
Owens-Brockway Glass Container, Inc. (E)	5.875	08-15-23		165,000	170,363
Reynolds Group Issuer, Inc. (E)	5.125	07-15-23		155,000	156,824
Silgan Holdings, Inc. (E)	2.250	06-01-28	EUR	100,000	107,776
Metals and mining 0.2%
Constellium SE	4.250	02-15-26	EUR	125,000	137,516
Novelis Corp. (E)	4.750	01-30-30		75,000	71,625
Novelis Corp. (E)	5.875	09-30-26		55,000	54,870
Paper and forest products 0.1%
Flex Acquisition Company, Inc. (E)	6.875	01-15-25		145,000	139,925
Real estate 0.3%					426,405
Equity real estate investment trusts 0.3%
FelCor Lodging LP	6.000	06-01-25		240,000	233,042
Iron Mountain, Inc. (E)	4.875	09-15-29		75,000	72,938
VICI Properties LP (E)	3.500	02-15-25		10,000	9,400
VICI Properties LP (E)	3.750	02-15-27		5,000	4,700
VICI Properties LP (E)	4.250	12-01-26		60,000	57,575
VICI Properties LP (E)	4.625	12-01-29		50,000	48,750
Utilities 0.2%					336,834
Gas utilities 0.1%
AmeriGas Partners LP	5.500	05-20-25		32,000	32,960
AmeriGas Partners LP	5.750	05-20-27		40,000	42,300
AmeriGas Partners LP	5.875	08-20-26		118,000	124,490
Independent power and renewable electricity producers 0.1%
Clearway Energy Operating LLC (E)	4.750	03-15-28		65,000	66,296

NextEra Energy Operating Partners LP (E)	4.250	07-15-24		70,000	70,788
Convertible bonds 0.5%					$713,188
(Cost $716,610)
Consumer discretionary 0.0%					52,281
Hotels, restaurants and leisure 0.0%
Caesars Entertainment Corp.	5.000	10-01-24		30,000	50,421
27	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Royal Caribbean Cruises, Ltd. (E)	4.250	06-15-23		2,000	$1,860
Energy 0.1%					160,173
Oil, gas and consumable fuels 0.1%
Cheniere Energy, Inc. (4.875% Cash or 4.875% PIK) (E)	4.875	05-28-21		71,000	71,689
Pioneer Natural Resources Company (E)	0.250	05-15-25		75,000	88,484
Health care 0.1%					98,896
Health care equipment and supplies 0.1%
Integra LifeSciences Holdings Corp. (E)	0.500	08-15-25		51,000	46,363
NuVasive, Inc. (E)	0.375	03-15-25		60,000	52,533
Information technology 0.3%					401,838
IT services 0.0%
Square, Inc. (E)	0.125	03-01-25		50,000	56,642
Semiconductors and semiconductor equipment 0.1%
Microchip Technology, Inc.	2.250	02-15-37		50,000	72,851
Software 0.1%
Splunk, Inc.	1.125	09-15-25		20,000	29,382
Splunk, Inc. (E)	1.125	06-15-27		36,000	38,353
Workday, Inc.	0.250	10-01-22		75,000	103,086
Technology hardware, storage and peripherals 0.1%

Western Digital Corp.	1.500	02-01-24		108,000	101,524
Term loans (H) 0.3%					$443,589
(Cost $455,732)
Consumer staples 0.1%					108,053
Food products 0.1%
Froneri Lux FinCo SARL, 2020 EUR Term Loan (6 month EURIBOR + 2.625%)	2.625	01-29-27	EUR	100,000	108,053
Financials 0.0%					93,019
Insurance 0.0%
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 3.000%)	4.020	04-25-25		98,000	93,019
Industrials 0.2%					242,517
Professional services 0.2%
The Dun & Bradstreet Corp., Term Loan (1 month LIBOR + 4.000%)	4.184	02-06-26		249,375	242,517

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	28

			Shares	Value
Rights 0.0%				$2,318
(Cost $0)
SIG PLC (Expiration Date: 7-8-20; Strike Price: GBP 0.30) (B)			6,107	2,318
	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$750
(Cost $194)
Texas Competitive Electric Holdings Company LLC (B)(D)	11.500	10-01-20	500,000	750

	Par value^	Value
Short-term investments 1.2%		$1,700,000
(Cost $1,700,000)
Repurchase agreement 1.2%		1,700,000
Goldman Sachs Tri-Party Repurchase Agreement dated 6-30-20 at 0.070% to be repurchased at $1,700,003 on 7-1-20, collateralized by $1,604,838 Government National Mortgage Association, 4.500% due 6-20-50 (valued at $1,734,000)	1,700,000	1,700,000

Total investments (Cost $154,622,293) 97.7%	$141,230,228
Other assets and liabilities, net 2.3%	3,289,825
Total net assets 100.0%	$144,520,053

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling

Security Abbreviations and Legend
ADR	American Depositary Receipt
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depositary Receipt
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Non-income producing security.
(C)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
29	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(F)	Non-income producing - Issuer is in default.
(G)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	30

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro STOXX 50 Index Futures	205	Short	Sep 2020	$(6,997,204)	$(7,422,624)	$(425,420)
FTSE 100 Index Futures	21	Short	Sep 2020	(1,542,777)	(1,599,648)	(56,871)
MSCI EAFE Index Futures	120	Short	Sep 2020	(10,528,488)	(10,670,400)	(141,912)
S&P 500 Index E-Mini Futures	29	Short	Sep 2020	(4,413,879)	(4,472,163)	(58,284)
						$(682,487)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	130,000	USD	96,056	BNP	7/2/2020	—	$(299)
CAD	130,000	USD	95,021	BNP	8/5/2020	$745	—
EUR	431,000	USD	488,379	BNP	7/31/2020	—	(3,847)
EUR	17,000	USD	19,105	SSB	7/31/2020	7	—
GBP	340,000	USD	419,366	BNP	7/2/2020	1,928	—
GBP	240,000	USD	297,847	BNP	8/5/2020	—	(398)
GBP	16,000	USD	19,774	SSB	8/5/2020	55	—
USD	95,013	CAD	130,000	BNP	7/2/2020	—	(745)
USD	8,984,333	EUR	7,960,000	MSI	9/16/2020	26,318	—
USD	297,794	GBP	240,000	BNP	7/2/2020	410	—
USD	123,677	GBP	100,000	GSI	7/2/2020	—	(233)
USD	2,758,221	GBP	2,177,000	BNP	9/16/2020	59,508	—
						$88,971	$(5,522)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

Derivatives Abbreviations
BNP	BNP Paribas
GSI	Goldman Sachs International
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
SSB	State Street Bank and Trust Company
At 6-30-20, the aggregate cost of investments for federal income tax purposes was $155,450,851. Net unrealized depreciation aggregated to $14,819,661, of which $5,860,360 related to gross unrealized appreciation and $20,680,021 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
31	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 6-30-20 (unaudited)

Assets
Unaffiliated investments, at value (Cost $154,622,293)	$141,230,228
Unrealized appreciation on forward foreign currency contracts	88,971
Cash	46,907
Foreign currency, at value (Cost $203,601)	200,508
Collateral held at broker for futures contracts	2,567,750
Collateral segregated at custodian for OTC derivative contracts	2,867
Dividends and interest receivable	1,059,648
Receivable for investments sold	1,569,562
Other assets	15,754
Total assets	146,782,195
Liabilities
Unrealized depreciation on forward foreign currency contracts	5,522
Payable for futures variation margin	12,770
Payable for collateral on OTC derivatives	110,000
Payable for investments purchased	2,077,645
Payable to affiliates
Accounting and legal services fees	6,006
Trustees' fees	144
Other liabilities and accrued expenses	50,055
Total liabilities	2,262,142
Net assets	$144,520,053
Net assets consist of
Paid-in capital	$190,546,477
Total distributable earnings (loss)	(46,026,424)
Net assets	$144,520,053

Net asset value per share
Based on 12,223,813 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$11.82
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	32

STATEMENT OF OPERATIONS For the six months ended 6-30-20 (unaudited)

Investment income
Dividends	$3,052,715
Interest	710,560
Less foreign taxes withheld	(237,642)
Total investment income	3,525,633
Expenses
Investment management fees	740,234
Accounting and legal services fees	12,308
Transfer agent fees	8,781
Trustees' fees	20,232
Custodian fees	32,714
Printing and postage	44,592
Professional fees	34,810
Stock exchange listing fees	11,819
Other	8,887
Total expenses	914,377
Less expense reductions	(5,331)
Net expenses	909,046
Net investment income	2,616,587
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(20,828,882)
Futures contracts	309,632
Forward foreign currency contracts	162,105
Written options	132,066
Swap contracts	(29,462)
(20,254,541)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(9,743,430)
Futures contracts	(687,740)
Forward foreign currency contracts	273,549
Swap contracts	(12,955)
(10,170,576)
Net realized and unrealized loss	(30,425,117)
Decrease in net assets from operations	$(27,808,530)
33	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-20 (unaudited)	Year ended 12-31-19
Increase (decrease) in net assets
From operations
Net investment income	$2,616,587	$7,213,124
Net realized loss	(20,254,541)	(3,818,837)
Change in net unrealized appreciation (depreciation)	(10,170,576)	19,708,663
Increase (decrease) in net assets resulting from operations	(27,808,530)	23,102,950
Distributions to shareholders
From earnings	(9,192,307) [1]	(8,240,605)
From tax return of capital	—	(10,129,197)
Total distributions	(9,192,307)	(18,369,802)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	—	146,258
Total increase (decrease)	(37,000,837)	4,879,406
Net assets
Beginning of period	181,520,890	176,641,484
End of period	$144,520,053	$181,520,890
Share activity
Shares outstanding
Beginning of period	12,223,813	12,213,964
Issued pursuant to Dividend Reinvestment Plan	—	9,849
End of period	12,223,813	12,223,813

[1]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	34

Financial highlights
Period ended	6-30-20 [1]	12-31-19	12-31-18	12-31-17	12-31-16	12-31-15
Per share operating performance
Net asset value, beginning of period	$14.85	$14.46	$17.64	$16.84	$16.78	$18.22
Net investment income[2]	0.21	0.59	0.63	0.52	0.42	0.39
Net realized and unrealized gain (loss) on investments	(2.49)	1.30	(2.31)	1.94	1.09	(0.51)
Total from investment operations	(2.28)	1.89	(1.68)	2.46	1.51	(0.12)
Less distributions
From net investment income	(0.75) [3]	(0.67)	(0.86)	(0.49)	(0.41)	(0.44)
From net realized gain	—	—	(0.39)	(1.17)	(0.24)	(0.91)
From tax return of capital	—	(0.83)	(0.25)	—	(0.85)	(0.15)
Total distributions	(0.75)	(1.50)	(1.50)	(1.66)	(1.50)	(1.50)
Anti-dilutive impact of repurchase plan	—	—	—	—	0.05 [4]	0.18 [4]
Net asset value, end of period	$11.82	$14.85	$14.46	$17.64	$16.84	$16.78
Per share market value, end of period	$11.24	$14.91	$13.08	$17.41	$15.72	$14.46
Total return at net asset value (%)[5,6]	(14.68) [7]	13.89	(9.61)	15.15	10.46	1.56
Total return at market value (%)[5]	(19.19) [7]	26.41	(17.16)	21.74	19.66	(2.29)
Ratios and supplemental data
Net assets, end of period (in millions)	$145	$182	$177	$215	$206	$210
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17 [8]	1.15	1.14	1.13	1.15	1.16
Expenses including reductions	1.17 [8]	1.14	1.13	1.13	1.14	1.15
Net investment income	3.36 [8]	3.97	3.83	2.99	2.52	2.17
Portfolio turnover (%)	70	125	96	93	43	43

[1]	Six months ended 6-30-20. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
[4]	The repurchase plan was completed at an average repurchase price of $14.17 and $15.71 for 312,533 shares and 1,120,307 shares for the periods ended 12-31-16 and 12-31-15, respectively.
[5]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
35	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following
SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	36

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of June 30, 2020, by major security category or type:
	Total value at 6-30-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$14,441,315	$6,811,529	$7,629,786	—
Consumer discretionary	7,408,766	3,243,895	4,053,810	$111,061
Consumer staples	10,730,361	7,464,637	3,265,724	—
Energy	10,257,159	5,241,021	5,016,138	—
Financials	17,239,856	6,212,039	11,027,817	—
Health care	13,066,979	8,754,742	4,312,237	—
Industrials	8,359,404	3,084,656	5,274,748	—
Information technology	13,414,831	9,785,723	3,629,108	—
Materials	5,379,463	1,416,057	3,963,406	—
Real estate	5,618,029	3,069,203	2,548,826	—
Utilities	10,538,004	4,105,212	6,432,792	—
Preferred securities	1,163,406	—	1,163,406	—
Exchange-traded funds	29,094	29,094	—	—
Corporate bonds	20,723,716	—	20,723,716	—
Convertible bonds	713,188	—	713,188	—
Term loans	443,589	—	443,589	—
Rights	2,318	—	2,318	—
Escrow certificates	750	—	—	750
Short-term investments	1,700,000	—	1,700,000	—
Total investments in securities	$141,230,228	$59,217,808	$81,900,609	$111,811
37	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

	Total value at 6-30-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Derivatives:
Assets
Forward foreign currency contracts	$88,971	—	$88,971	—
Liabilities
Futures	(682,487)	$(682,487)	—	—
Forward foreign currency contracts	(5,522)	—	(5,522)	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	38

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Change in accounting principle. Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, shortens the premium amortization period for purchased non contingently callable debt securities and is effective for public companies with fiscal years beginning after December 15, 2018. Adoption of the ASU did not have a material impact to the fund.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2019, the fund has a short-term capital loss carryforward of $1,945,410 and a long-term capital loss carryforward of $2,578,488 available to offset future net realized capital gains. These carryforwards do not expire.
As of December 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.3760 per share. Effective with the September 2020 quarterly distribution, the Board of Trustees voted to amend its current managed distribution plan. The fund will make quarterly distributions of an amount equal to $0.2900 per share. This new amount will be paid quarterly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
39	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and
SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	40

contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the six months ended June 30, 2020, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with USD notional values ranging from $23.5 million to $24.8 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the six months ended June 30, 2020, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to manage currency exposure. The fund held forward foreign currency contracts with USD notional values ranging from $13.7 million to $22.5 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss
41	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the six months ended June 30, 2020, the fund wrote option contracts to generate income. The fund held written option contracts with market values ranging up to $373,000, as measured at each quarter end. There were no open written option contracts as of June 30, 2020.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater
SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	42

likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the six months ended June 30, 2020, the fund used credit default swap contracts as a seller to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging up to $495,000, as measured at each quarter end.There were no open CDS contracts where the fund acted as seller as of June 30, 2020.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at June 30, 2020 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin	Futures [1]	—	$(682,487)
Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$88,971	(5,522)
			$88,971	$(688,009)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2020:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Currency	—	$162,105	—	—	$162,105
Credit	—	—	—	$(29,462)	(29,462)
Equity	$309,632	—	$132,066	—	441,698
Total	$309,632	$162,105	$132,066	$(29,462)	$574,341
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2020:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Currency	—	$273,549	—	$273,549
Credit	—	—	$(12,955)	(12,955)
Equity	$(687,740)	—	—	(687,740)
43	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Total	$(687,740)	$273,549	$(12,955)	$(427,146)
Note 4—Guarantees and indemnifications
Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended June 30, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets on an annualized basis. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $5,331 for the six months ended June 30, 2020.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2020, were equivalent to a net annual effective rate of 0.94% of the fund's average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended June 30, 2020, amounted to an annual rate of 0.02% of the fund's average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2020 and December 31, 2020 up to 10% of its outstanding
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common shares as of December 31, 2019. The current share repurchase plan will remain in effect between January 1, 2020 and December 31, 2020.
During the six months ended June 30, 2020 and the year ended December 31, 2019, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $106,445,635 and $114,973,985, respectively, for the six months ended June 30, 2020.
Note 8—Restricted securities
The fund may hold restricted securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at June 30, 2020:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Allstar Co-Invest LLC	8-1-11	$240,553	236,300	—	—	236,300	0.1%	$111,061
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance.
45	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

Additional information (Unaudited)

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.

Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

Dividends and distributions

During the six months ended June 30, 2020, distributions from net investment income totaling $0.7520 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions*
March 31, 2020	$0.3760
June 30, 2020	0.3760
Total	$0.7520

* A portion of the distributions may be deemed a tax return of capital at the fiscal year end.

Shareholder meeting

The fund held its Annual Meeting of Shareholders on Monday, February 3, 2020. The following proposal was considered by the shareholders:

Proposal: To elect five (5) Trustees (James R. Boyle, William H. Cunningham, Grace K. Fey, Hassell H. McClellan and Gregory A. Russo) to serve for a three-year term ending at the 2023 Annual Meeting of Shareholders.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	7,832,603.000	157,908.000
William H. Cunningham	7,826,901.000	163,610.000
Grace K. Fey	7,818,865.000	171,646.000
Hassell H. McClellan	7,812,707.000	177,804.000
Gregory A. Russo	7,814,385.000	176,126.000

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Charles L. Bardelis, Peter S. Burgess, Marianne Harrison, Andrew G. Arnott, Deborah C. Jackson, James M. Oates and Steven R. Pruchansky.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Hedged Equity & Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board considered the nature, quality,

____________________
1 On March 13, 2020, in response to health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission announced regulatory relief (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the requirements under the 1940 Act regarding in-person votes by the Board, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board's May and June meetings were held telephonically in reliance on the Order.

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and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

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(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the fund's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund underperformed its benchmark index for the one-, three-, and five-year periods ended December 31, 2019. The Board also noted that, based on its net asset value, the fund underperformed its peer group median for the one-, three- and five-year periods ended December 31, 2019. The Board took into account management's discussion of the factors that contributed to the Trust's performance for the benchmark index and peer group median for the one-, three-, and five-year periods, including the impact of past and current market conditions

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on the Fund's strategy and management's outlook for the Fund.. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for the fund are lower than the peer group median and that net total expenses for the fund are lower than the peer group median. The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(g)	noted that the subadvisory fees for the fund are paid by the Advisor and is negotiated at arm's length;
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(h)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the fund's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or

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investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the

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performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, is being monitored and reasonably addressed, where appropriate; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.[1]
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Wellington Management Company LLP

Portfolio Managers

Roberto J. Isch, CFA
Gregg R. Thomas, CFA

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: HEQ

* Member of the Audit Committee
† Non-Independent Trustee
1 Retired on July 31, 2020
2 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       54

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management LLC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

MF1234943	P15SA 6/20 8/2020

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
(a) Not applicable.
(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total number of shares	Maximum number of
	Total number of	Average	purchased as part of	shares that may yet be
	shares	price per	publicly announced	purchased under the
Period	purchased	share	plans*	plans
19-Dec	-	-	-	1,222,381
20-Jan	-	-	-	1,222,381
20-Feb	-	-	-	1,222,381
20-Mar	-	-	-	1,222,381
20-Apr	-	-	-	1,222,381
20-May	-	-	-	1,222,381
20-Jun	-	-	-	1,222,381
Total	-	-	-
*On December 6, 2011, the Board of Trustees approved a share repurchase plan (the Repurchase Plan), which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the Repurchase Plan, the Fund was allowed to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2020 and December 31, 2020 (based on common shares outstanding as of December 31, 2019).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(2) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	August 11, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	August 11, 2020

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	August 11, 2020